UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 AMENDMENT NO. 1


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 29, 2006


                             Bridge Capital Holdings
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


      California                        000-50974                80-0123855
____________________________     ________________________    ___________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


    55 Almaden Boulevard, Suite 200
         San Jose, California                                           95113
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 29, 2006, the registrant's wholly-owned subsidiary Bridge Bank, N.A., entered into an Information Technology Services Agreement with Aurum Technology Inc. Under the agreement, Aurum will provide the Bank with image processing services, core data processing services and management information systems data services. This amended report is being filed to include a redacted version of the Agreement, which excludes certain portions for which confidential treatment has been requested of the SEC.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c) The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.









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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 16, 2007                    BRIDGE CAPITAL HOLDINGS





                                            By: /s/ THOMAS A. SA
                                                ________________________________
                                                    Thomas A. Sa
                                                    Executive Vice President,
                                                    Chief Financial Officer and
                                                    Chief Administrative Officer









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


                                  EXHIBIT INDEX


Exhibit Number             Description of Exhibit

10 Information Technology Services Agreement between Aurum Technology Inc. and Bridge Bank, N.A., dated November 17, 2006, and the schedules thereto [version redacted to delete confidential material; full version omitted from this report and filed separately with the Commission pursuant to request for confidential treatment]









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